                                                    Exhibit (4)-2
                                                    Commonwealth Edison Company
                                                    Form S-3
                                                    File No. 33-






                   AMENDED AND RESTATED DECLARATION OF TRUST

                               COMED FINANCING I

                        Dated as of ______________, 1995

                               TABLE OF CONTENTS


                                   ARTICLE I
                        INTERPRETATION AND DEFINITIONS..........   1
     SECTION 1.1.  Definitions..................................   1

                                   ARTICLE II
                              TRUST INDENTURE ACT...............   7
     SECTION 2.1.  Trust Indenture Act; Application.............   7
     SECTION 2.2.  Lists of Holders of Securities...............   8
     SECTION 2.3.  Reports by the Property Trustee..............   8
     SECTION 2.4.  Periodic Reports to Property Trustee.........   8
     SECTION 2.5.  Evidence of Compliance with Conditions
                     Precedent..................................   8
     SECTION 2.6.  Events of Default; Waiver....................   9
     SECTION 2.7.  Event of Default; Notice.....................  10

                                  ARTICLE III
                                  ORGANIZATION..................  11
     SECTION 3.1.  Name.........................................  11
     SECTION 3.2.  Office.......................................  11
     SECTION 3.3.  Purpose......................................  11
     SECTION 3.4.  Authority....................................  11
     SECTION 3.5.  Title to Property of the Trust...............  11
     SECTION 3.6.  Powers and Duties of the Regular
                     Trustees...................................  12
     SECTION 3.7.  Prohibition of Actions by the Trust
                     and the Trustees...........................  15
     SECTION 3.8.  Powers and Duties of the Property
                     Trustee....................................  15
     SECTION 3.9.  Certain Duties and Responsibilities of the
                     Property Trustee...........................  17
     SECTION 3.10.  Certain Rights of Property Trustee..........  19
     SECTION 3.11.  Delaware Trustee............................  21
     SECTION 3.12.  Execution of Documents......................  21
     SECTION 3.13.  Not Responsible for Recitals or Issuance
                      of Securities.............................  22
     SECTION 3.14.  Duration of Trust...........................  22
     SECTION 3.15.  Mergers.....................................  22

                                   ARTICLE IV
                                    SPONSOR.....................  23
     SECTION 4.1.  Sponsor's Purchase of Common Securities......  23
     SECTION 4.2.  Responsibilities of the Sponsor..............  24

                                   ARTICLE V
                                   TRUSTEES.....................  24
     SECTION 5.1.  Number of Trustees...........................  24
     SECTION 5.2.  Delaware Trustee.............................  25
     SECTION 5.3.  Property Trustee; Eligibility................  25
     SECTION 5.4.  Qualifications of Regular Trustees and
                     Delaware Trustee Generally.................  26

     SECTION 5.5.  Initial Trustees.............................  26
     SECTION 5.6.  Appointment, Removal and Resignation of
                     Trustees...................................  26
     SECTION 5.7.  Vacancies among Trustees.....................  28
     SECTION 5.8.  Effect of Vacancies..........................  28
     SECTION 5.9.  Meetings.....................................  28
     SECTION 5.10. Delegation of Power..........................  29

                                   ARTICLE VI
                                  DISTRIBUTIONS.................  29
     SECTION 6.1.  Distributions................................  29

                                  ARTICLE VII
                             ISSUANCE OF SECURITIES.............  29
     SECTION 7.1.  General Provisions Regarding Securities......  29

                                  ARTICLE VIII
                              TERMINATION OF TRUST..............  30
     SECTION 8.1.  Termination of Trust.........................  30

                                   ARTICLE IX
                              TRANSFER OF INTERESTS.............  31
     SECTION 9.1.  Transfer of Securities.......................  31
     SECTION 9.2.  Transfer of Certificates.....................  32
     SECTION 9.3.  Deemed Security Holders......................  32
     SECTION 9.4.  Book Entry Interests.........................  32
     SECTION 9.5.  Notices to Clearing Agency...................  33
     SECTION 9.6.  Appointment of Successor Clearing
                     Agency.....................................  33
     SECTION 9.7.  Definitive Preferred Security
                     Certificates...............................  33
     SECTION 9.8.  Mutilated, Destroyed, Lost or Stolen
                     Certificates...............................  34

                                   ARTICLE X
                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS...  35
     SECTION 10.1.  Liability...................................  35
     SECTION 10.2.  Exculpation.................................  35
     SECTION 10.3.  Fiduciary Duty..............................  35
     SECTION 10.4.  Indemnification.............................  36
     SECTION 10.5.  Outside Businesses..........................  37

                                   ARTICLE XI
                                   ACCOUNTING...................  38
     SECTION 11.1.  Fiscal Year.................................  38
     SECTION 11.2.  Certain Accounting Matters..................  38
     SECTION 11.3.  Banking.....................................  38
     SECTION 11.4.  Withholding.................................  39

                                  ARTICLE XII
                            AMENDMENTS AND MEETINGS.............  39
     SECTION 12.1.  Amendments..................................  39

     SECTION 12.2.  Meetings of the Holders of Securities;
                      Action by Written Consent.................  41

                                  ARTICLE XIII
                      REPRESENTATIONS OF PROPERTY TRUSTEE.......  43
     SECTION 13.1.  Representations and Warranties of Property
                      Trustee...................................  43

                                  ARTICLE XIV
                                 MISCELLANEOUS..................  44
     SECTION 14.1.  Notices.....................................  44
     SECTION 14.2.  Governing Law...............................  45
     SECTION 14.3.  Intention of the Parties....................  45
     SECTION 14.4.  Headings....................................  45
     SECTION 14.5.  Successors and Assigns......................  45
     SECTION 14.6.  Partial Enforceability......................  45
     SECTION 14.7.  Counterparts................................  45

CROSS-REFERENCE TABLE*

Section of
Trust Indenture Act      Section of
of 1939, as  amended     Declaration
- --------------------     -----------

310(a)                   5.3(a4)
310(b)                   5.3(c)
310(c)                   Inapplicable
311(c)                   Inapplicable
312(a)                   2.2(a)
312(b)                   2.2(b)
313                      2.3
314(a)                   2.4
314(b)                   Inapplicable
314(c)                   2.5
314(d)                   Inapplicable
314(f)                   Inapplicable
315(a)                   3.9(b)
315(b)                   2.8
315(c)                   3.9(a)
315(d)                   3.9(a)
316(a)                   Exhibit A, 2.6
316(c)                   3.6(e)


    *This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                   AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF
                               COMED FINANCING I


     THIS AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration"), dated and effective as of ____________, 1995, by the Trustees (as defined herein), the Sponsor (as defined herein), and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

                              W I T N E S S E T H:

     WHEREAS, the Trustees and the Sponsor desire to establish a trust (the "Trust") under the Business Trust Act (as defined herein) for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer;

     NOW, THEREFORE, it being the intention of the parties hereto to form the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.


                                   ARTICLE I
                         INTERPRETATION AND DEFINITIONS

     SECTION 1.1. Definitions. Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1. A term defined anywhere in this Declaration has the same meaning throughout. A term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires.

          "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

          "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

          "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

          "Business Day" means any day other than a day on which banking institutions in Wilmington, Delaware or New York, New York are authorized or required by law to close.

          "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. (S)3801 et seq., as it may be amended from time to time.

          "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

          "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depository for the Preferred Securities and in whose name, or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

          "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom, from time to time, the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

          "Closing Date" means ____________, 1995.

          "Code" means the Internal Revenue Code of 1986.

          "ComEd" means Commonwealth Edison Company, an Illinois corporation, or any successor entity in a merger.

          "Common Security" has the meaning specified in Section 7.1.

          "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Annex II to Exhibit A.

          "Common Security Guarantee" means the Common Securities Guarantee Agreement to be dated as of ____________, 1995 of the Sponsor in respect of the Common Securities in the form of Exhibit B.

          "Covered Person" means:

               (a) any officer, director, shareholder, partner, member, representative, employee or agent of:

               (i)  the Trust; or

               (ii)  the Trust's Affiliates; and

               (b)  any Holder of Securities.

          "Debenture Issuer" means ComEd, in its capacity as the issuer of the Debentures.

          "Debenture Trustee" means Wilmington Trust Company, not in its individual capacity but solely as trustee under the Indenture until a successor is appointed thereunder and thereafter means such successor trustee.

          "Debentures" means the series of Debentures to be issued by the Debenture Issuer under the Indenture to the Property Trustee, a specimen certificate for such series of Debentures being set forth in Exhibit D.

          "Delaware Trustee" has the meaning set forth in Section 5.2.

          "Definitive Preferred Security Certificates" has the meaning set forth in Section 9.4.

          "Direction" by a Person means a written direction signed:

               (a)  if the Person is a natural person, by that Person; or

               (b) in any other case, in the name of such Person by one or more Authorized Officers of that Person.

          "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

          "DTC" means The Depository Trust Company, the initial Clearing Agency.

          "Event of Default" in respect of the Securities means an Indenture Default has occurred and is continuing in respect of the Debentures.

          "Exchange Act" means the Securities Exchange Act of 1934.

          "Global Certificate" has the meaning set forth in Section 9.4.

          "Holder" means the Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

          "Indemnified Person" means any Trustee, any Affiliate of any Trustee, or any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee, or any employee or agent of the Trust or its Affiliates.

          "Indenture" means the Indenture dated as of ____________, 1995 between the Debenture Issuer and the Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

          "Indenture Default" means an "Event of Default" as such term is defined in the Indenture.

          "Investment Company" means an investment company as defined in the Investment Company Act.

          "Investment Company Act" means the Investment Company Act of 1940.

          "Legal Action" has the meaning set forth in Section 3.6(g).

          "Majority in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities or the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or outstanding Common Securities voting separately as a class, representing more than 50% of the aggregate stated liquidation amount (including the stated amount that would be paid on redemption, liquidation or maturity, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of such class.

          "Ministerial Action" has the meaning set forth in the terms of the Securities as set forth in Exhibit A.

          "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

               (a) a statement that each officer signing the Certificate has read the covenant or condition and the definition(s) relating thereto;

               (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

               (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

          "Paying Agent" has the meaning specified in Section 3.8(i).

          "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

          "Preferred Securities Guarantee" means the Preferred Securities Guarantee Agreement to be dated as of ______________, 1995 of the Sponsor in respect of the Preferred Securities in the form of Exhibit C.

          "Preferred Security" has the meaning specified in Section 7.1.

          "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Preferred Security Certificate" means a certificate representing a Preferred Security substantially in the form of Annex I to Exhibit A.

          "Pricing Agreement" means the pricing agreement between the Trust and the underwriters designated by the Regular Trustees with respect to the offer and sale of the Preferred Securities.

          "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

          "Property Trustee Account" has the meaning set forth in Section 3.8(c)(i).

          "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

          "Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

          "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person which owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

          "Responsible Officer" means, with respect to the Property Trustee, the chairman of the board of directors, the president, any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

          "Rule 3a-7" means Rule 3a-7 under the Investment Company Act.

          "Securities" mean the Common Securities and the Preferred Securities.

          "Securities Act" means the Securities Act of 1933.

          "Securities Guarantee" means each of the Common Securities Guarantee and the Preferred Securities Guarantee.

          "66-2/3% in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities or the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or outstanding Common Securities, voting separately as a class, representing 66-2/3% of the aggregate stated liquidation amount (including the stated amount that would be paid on redemption, liquidation or maturity, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of such class.

          "Special Event" has the meaning set forth in the terms of the Securities.

          "Sponsor" means ComEd, in its capacity as sponsor of the Trust.

          "Successor Property Trustee" means a successor Trustee possessing the qualifications to act as Property Trustee under Section 5.3(a).

          "10% in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities or the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or outstanding Common Securities, voting separately as a class, representing 10% of the aggregate stated liquidation amount (including the stated amount that would be paid on redemption, liquidation or maturity, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of such class.

          "Treasury Regulations" means the income tax regulations including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as amended.

          "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

          "Trust Indenture Act" means the Trust Indenture Act of 1939.

          "Underwriting Agreement" means the Underwriting Agreement for the offering and sale of Preferred Securities in the form of Exhibit E.

          1.2. Interpretation. Each definition in this Declaration includes the singular and the plural, and references to the neuter gender include the masculine and feminine where appropriate. Terms which relate to accounting matters shall be interpreted in accordance with generally accepted accounting principles in effect from time to time. References to any statute mean such statute as amended at the time and include any successor legislation. The word "or" is not exclusive, and the words "herein," "hereof" and "hereunder" refer to this Declaration as a whole. The headings to the Articles and Sections are for convenience of reference and shall not affect the meaning or interpretation of this Declaration. References to Articles, Sections, Annexes and Schedules mean the Articles, Sections, Annexes and Schedules of this Declaration. The Annexes, if any, and Schedules are hereby incorporated by reference into and shall be deemed a part of this Declaration.


                                   ARTICLE II
                              TRUST INDENTURE ACT

          SECTION 2.1. Trust Indenture Act; Application. (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

          (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act. If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          (c) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

          SECTION 2.2. Lists of Holders of Securities. (a) Each of the Sponsor and the Regular Trustee(s) on behalf of the Trust shall provide the Property Trustee (i) within fourteen (14) days after each record date for payment of Distributions a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided that none of the Sponsor or the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within thirty (30) days of receipt by the Trust of a written request for a List of Holders as of a date no more than fourteen (14) days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in its capacity as Paying Agent (if acting in such capacity) provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

          (b) The Property Trustee shall comply with its obligations under sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

          SECTION 2.3. Reports by the Property Trustee. Within 60 days after May 15 of each year, the Property Trustee shall provide to the Holders of the Preferred Securities and file with Persons such reports, if any, as are required by Section 313 of the Trust Indenture Act, in the form and in the manner and to the Person or Persons provided by section 313 of the Trust Indenture Act.

          SECTION 2.4. Periodic Reports to Property Trustee. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by section 314 (if any) and the compliance certificate as required by section 314 of the Trust Indenture Act.

          SECTION 2.5. Evidence of Compliance with Conditions Precedent. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with the conditions precedent, if any, provided for in this Declaration which relate to any of the matters set forth in section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to section 314(c)(1) may be given in the form of an Officers' Certificate.

          SECTION 2.6. Events of Default; Waiver. (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that if the Event of Default:

          (i) is not waivable under the Indenture, the Event of Default under this Declaration shall also not be waivable; or

          (ii) which requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super-Majority") to be waived under the Indenture, the Event of Default under this Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents to the aggregate principal amount of the Debentures outstanding.

Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

          (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default in respect of the Common Securities and its consequences, provided that if the Event of Default:

          (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Declaration as provided below, the Event of Default under this Declaration is not waivable; or

          (ii) which requires the consent or vote of all of the holders of the Debentures to be waived, the Event of Default under this Declaration may only be waived by the vote of all of the Holders of the Preferred Securities, provided that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. Subject to the foregoing proviso, upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

          (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration.

          SECTION 2.7. Event of Default; Notice. (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities known to the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults", for the purposes of this Section 2.7(a), is hereby defined as an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of the principal of (or the premium, if any) or the interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers, of the Property Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities.

          (b) The Property Trustee shall not be deemed to have knowledge of any default except:

          (i) a default arising under Sections 6.01(a)(1) and 6.01(a)(2) of the Indenture; or

          (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer charged with the administration of this Declaration shall have obtained written notice.


                                  ARTICLE III
                                  ORGANIZATION

          SECTION 3.1. Name. The Trust is named "ComEd Financing I", as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

          SECTION 3.2. Office. The address of the principal office of the Trust is 10 South Dearborn Street, 37th floor, Chicago, Illinois 60603. On ten Business Days written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

          SECTION 3.3. Purpose. The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Debentures and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

          SECTION 3.4. Authority. Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust, and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with a Trustee or the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of such Trustee or Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of a Trustee or the Trustees as set forth in this Declaration.

          SECTION 3.5.  Title to Property of the Trust.  Except as provided in
Section 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title of any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

          SECTION 3.6. Powers and Duties of the Regular Trustees. The Regular Trustees shall have the exclusive power and authority and duty to cause the Trust to engage in the following activities:

          (a) to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, there shall be no interests in the Trust other than the Securities and the issuance of Securities shall be limited to a one-time, simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date;

          (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

               (i) execute and file with the Securities and Exchange Commission (the "Commission") the registration statement on Form S-3 prepared by the Sponsor in relation to the Preferred Securities, including any amendments thereto prepared by the Sponsor;

               (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor as necessary in order to qualify or register all or part of the Preferred Securities in any state in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

               (iii) execute and file an application prepared by the Sponsor to the New York Stock Exchange, Inc. or any other national stock exchange or the Nasdaq Stock Market's National Market for listing upon notice of issuance of any Preferred Securities;

               (iv) execute and file with the Commission a registration statement on Form 8-A prepared by the Sponsor relating to the registration of the class of Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto prepared by the Sponsor; and

               (v) execute and enter into the Underwriting Agreement and the Pricing Agreement providing for the sale of the Preferred Securities;

          (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Holders of the Common Securities;

          (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event, provided that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking any Ministerial Action in relation to a Special Event;

          (e) to establish a record date with respect to all actions to be taken hereunder that require a record date to be established, including for the purposes of section 316(c) of the Trust Indenture Act and with respect to Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and the Holders of Common Securities as to such actions and applicable record dates;

          (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

          (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(f), the Property Trustee has the exclusive power to bring such Legal Action;

          (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants and pay reasonable compensation for such services;

          (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

          (j)  to give the certificate to the Property Trustee required by section 314(a)(4) of the Trust Indenture Act, which certificate may be executed by any Regular Trustee;

          (k) to incur expenses which are necessary or incidental to carry out any of the purposes of the Trust;

          (l) to act as, or appoint another Person to act as, transfer agent for the Securities;

          (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election (i) to defer payments of interest on the Debentures by extending the interest payment period under the Indenture or (ii) to extend the scheduled maturity date on the Debentures;

          (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

          (o) to take all action which may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which the Trust was created;

          (p) to take any action, not inconsistent with this Declaration or with applicable law, which the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6 including, but not limited to:

               (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

               (ii) causing the Trust not to be characterized for United States federal income tax purposes as a grantor trust and causing each Holder of Securities to be treated as owning an undivided beneficial interest in the Debentures; and

               (iii) co-operating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes,

     provided that such action does not adversely affect the interests of the Holders; and

          (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

The Regular Trustees must exercise the powers set forth in this Section 3.6 in a manner which is consistent with the purposes and functions of the Trust set out in Section 3.3 and the Regular Trustees shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

          Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

          SECTION 3.7. Prohibition of Actions by the Trust and the Trustees. The Trust shall not, and the Trustees (including the Property Trustee) shall not, and shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not, and the Trustees (including the Property Trustee) shall not and shall cause the Trust not to:

          (i) invest any proceeds received by the Trust from holding the Debentures but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

          (ii) acquire any assets other than as expressly provided herein;

          (iii) possess Trust property for other than a Trust purpose;

          (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

          (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

          (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

          (vii) consent to the modification of the Debentures or any other asset of the Trust, unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be characterized as a grantor trust.

          SECTION 3.8. Powers and Duties of the Property Trustee. (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee as set forth in Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with respect to the Debentures have been executed and delivered.

          (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

          (c)  The Property Trustee shall:

          (i) establish and maintain a segregated non-interest bearing bank account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Preferred Securities and the Holders of the Common Securities from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account which is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

          (iii) upon notice of distribution issued by the Regular Trustees in accordance with the terms of the Preferred Securities and the Common Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain special events (as may be defined in the terms of the Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

          (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

          (e) The Property Trustee shall hold the Preferred Securities Guarantee and the Common Securities Guarantee for the benefit of the Holders of the Preferred Securities and the Common Securities, respectively.

          (f) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration (including the Securities Guarantees) or the Trust Indenture Act.

          (g)  The Property Trustee shall not resign as a Trustee unless either:

          (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

          (ii) a Successor Property Trustee has been appointed and accepted that appointment in accordance with Section 5.6.

          (h) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of the Holders of the Securities, enforce its rights under the Indenture with respect to the Debentures and its rights under the Securities Guarantees in accordance with the terms of the Securities Guarantees, subject to the rights of the Holders pursuant to the terms of such Securities and Securities Guarantees.

          (i) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to the Preferred Securities and the Common Securities and any such Paying Agent shall comply with section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

          (j) Subject to this Section 3.8, the Property Trustee shall have none of the powers or the authority of the Regular Trustees set forth in Section 3.6.

          The Property Trustee must exercise the powers set forth in this
Section 3.8 in a manner which is consistent with the purposes and functions of the Trust set forth in Section 3.3 and the Property Trustee shall not take any action which is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

          SECTION 3.9. Certain Duties and Responsibilities of the Property Trustee. (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the terms of the Securities, and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

               (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and in the terms of the Securities, and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

               (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

          (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

          (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk is not reasonably assured to it;

          (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration, the Trust Indenture Act;

          (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

          (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

          (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the default or misconduct of the Regular Trustees or the Sponsor.

          SECTION 3.10. Certain Rights of Property Trustee. (a) Subject to the provisions of Section 3.9:

          (i) the Property Trustee may rely, and shall be fully protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

          (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by a Direction or an Officers' Certificate;

          (iii) whenever in the administration of this Declaration the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part and, if the Trust is excluded from the definition of Investment Company solely by means of Rule 3a-7, subject to the requirements of Rule 3a-7, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

          (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument including, but not limited to, any financing or continuation statement or any filing under tax or securities laws (or any rerecording, refiling or registration thereof);

          (v) the Property Trustee may consult with counsel or experts and the written advice or opinion of such counsel or other expert with respect to legal matters or advice within the scope of such expert's area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion; and the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

          (vi) the Property Trustee shall be under no obligation to exercise any rights or powers vested in it under this Declaration at the request or discretion of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity which would satisfy a reasonable person in the position of the Property Trustee, against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in compliance with such request or direction, including such reasonable advances as may be requested by the Property Trustee, provided that nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, from exercising the rights and powers vested in it by this Declaration;

          (vii) the Property Trustee shall not be bound to make any investigatio into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

          (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the

     Securities and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action; and no third party shall be required to inquire as to the authority of the Property Trustee to so act, or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

          (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Securities representing the aggregate liquidation amount of all outstanding Securities of such class required under the terms of the Securities to direct the Property Trustee to enforce such remedy or right or take such action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received and (iii) shall be protected in acting in accordance with such instructions; and

          (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

          (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

          SECTION 3.11. Delaware Trustee. Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees and the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

          SECTION 3.12. Execution of Documents. Unless otherwise determined by the Regular Trustees, a majority of, or if there are only two, both of the Regular Trustees are authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to execute pursuant to
Section 3.6, provided that any listing application prepared by the Sponsor referred to in Section 3.6(b)(iii) may be executed by any Regular Trustee.

          SECTION 3.13. Not Responsible for Recitals or Issuance of Securities. The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

          SECTION 3.14. Duration of Trust. The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall have existence for forty-five (45) years from the Closing Date.

          SECTION 3.15. Mergers. (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c).

          (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the Securities, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided that:

          (i)  such successor entity (the "Successor Entity") either:

               (A) expressly assumes all of the obligations of the Trust under the Trust Securities; or

               (B) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities and Common Securities, respectively (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities and Common Securities rank with respect to Distributions and payments upon liquidation, redemption, maturity and otherwise;

          (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity which possesses the same powers and duties as the Property Trustee as the Holder of the Debentures;

          (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed;

          (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

          (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

          (vi) such successor entity has a purpose identical to that of the Trust;

          (vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion from independent counsel to the Trust experienced in such matters to the effect that:

               (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity); and

               (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

          (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee.

          (c) Notwithstanding Section 3.15(b), the Trust shall not consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity for United States federal income tax purposes to be classified as other than a grantor trust and each Holder of the Securities not to be treated as owning an undivided beneficial interest in the Debentures, except with the consent of Holders of 100% in liquidation amount of the Securities.


                                   ARTICLE IV
                                    SPONSOR

          SECTION 4.1. Sponsor's Purchase of Common Securities. On the Closing Date, the Sponsor will purchase all of the Common

Securities issued by the Trust, in an amount equal to 3% of the capital of the Trust at the same time as the Preferred Securities are sold.

          SECTION 4.2. Responsibilities of the Sponsor. In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

          (a) to prepare for filing by the Trust with the Commission a registration statement on Form S-3 in relation to the Preferred Securities, including any amendments thereto;

          (b) to determine the states in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to take any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states;

          (c) to prepare for filing by the Trust an application to the New York Stock Exchange, Inc. or any other national stock exchange or the Nasdaq Stock Market's National Market for listing upon notice of issuance of any Preferred Securities;

          (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the class of Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

          (e) to negotiate the terms of the Underwriting Agreement and the Pricing Agreement providing for the sale of the Preferred Securities.


                                   ARTICLE V
                                    TRUSTEES

          SECTION 5.1. Number of Trustees. The number of Trustees shall initially be three (3), and:

          (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

          (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

provided that in any case, the number of Trustees shall be at least five (5) unless the Trustee that acts as the Property Trustee also acts as the Delaware Trustee pursuant to Section 5.2, in which case the number of Trustees shall be at least three (3).

          SECTION 5.2. Delaware Trustee. If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

          (a)  a natural person who is a resident of the State of Delaware; or

          (b) if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law,

provided that if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

          SECTION 5.3. Property Trustee; Eligibility. (a) There shall at all times be one Trustee which shall act as Property Trustee and which shall:

          (i)  not be an Affiliate of the Sponsor;

          (ii) be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority (if such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published); and

          (iii) if the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-7 and to the extent Rule 3a-7 requires a trustee having certain qualifications to hold title to the "eligible assets" of the Trust, the Property Trustee shall possess those qualifications.

          (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set out in Section 5.6(c).

          (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holders of the Common Securities (as if they were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

          SECTION 5.4. Qualifications of Regular Trustees and Delaware Trustee Generally. Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least twenty-one (21) years of age or a legal entity which shall act through one or more Authorized Officers.

          SECTION 5.5. Initial Trustees. The initial Regular Trustees shall be:

                    John C. Bukovski
                    10 South Dearborn Street--37th Floor
                    Chicago, Illinois 60603

                    Dennis F. O'Brien
                    10 South Dearborn Street--37th Floor
                    Chicago, Illinois 60603

The initial Property Trustee shall be:

                    Wilmington Trust Company
                    Rodney Square North
                    1100 North Market Street
                    Wilmington, Delaware 19890

which shall also act as the initial Delaware Trustee.

          SECTION 5.6. Appointment, Removal and Resignation of Trustees. (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

          (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

         (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities, voting as a class at a meeting of the Holders of the Common Securities.

          (b) (i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.6(a) until a Successor Property
Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor; and

          (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

          (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

          (i) no such resignation of the Trustee that acts as the Property Trustee shall be effective until:

               (A) a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust and the Sponsor; or

               (B) if the Trust is deemed not to be an Investment Company solely by reason of Rule 3a-7, until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

          (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust and the Sponsor.

          (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee as the case may be if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

          (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a

Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          SECTION 5.7. Vacancies among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to
Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

          SECTION 5.8. Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee, or any one of them, shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

          SECTION 5.9. Meetings. Meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

          SECTION 5.10. Delegation of Power. (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission or making any other governmental filing.

          (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.


                                   ARTICLE VI
                                 DISTRIBUTIONS

          SECTION 6.1. Distributions. Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Interest (as defined in the Indenture)), premium and principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a Distribution of the Payment Amount to the Holders.


                                  ARTICLE VII
                             ISSUANCE OF SECURITIES

          SECTION 7.1. General Provisions Regarding Securities. (a) The Regular Trustees shall, on behalf of the Trust, issue one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit A and incorporated herein by reference (the "Preferred Securities"), and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit A and incorporated herein by reference (the "Common Securities"). The Trust shall have no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

          (b) The Securities shall be signed on behalf of the Trust by the Regular Trustees (or, if there are more than two Regular Trustees, by any two of the Regular Trustees). Such signatures may be the manual or facsimile signatures of the present or any future Regular Trustee. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Security. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Security so signed shall be delivered by the Trust, such Security nevertheless may be delivered as though the person who signed such Security had not ceased to be such Regular Trustee; and any Security may be signed on behalf of the Trust by such persons as, at the actual date of the execution of such Security, the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee.

          (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

          (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable, subject to Section 10.1(b) with respect to the Common Securities.

          (e) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.


                                  ARTICLE VIII
                              TERMINATION OF TRUST

          SECTION 8.1.  Termination of Trust.  (a)  The Trust shall terminate:

          (i) upon the bankruptcy of the Holder of the Common Securities or the Sponsor;

         (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Holder of the Common Securities or the Sponsor, the filing of a certificate of cancellation with respect to the Trust or the revocation of the Holder of the Common Securities or the Sponsor's charter and the expiration of ninety (90) days after the date of revocation without a reinstatement thereof;

        (iii) upon the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

         (iv) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

          (v) upon the occurrence and continuation of a Special Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and all of the Debentures shall have been distributed to the Holders of Securities in exchange for all of the Securities; or

         (vi) before the issuance of any Securities, with the consent of all of the Regular Trustees and the Sponsor.

          (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

          (c) The provisions of Article X shall survive the termination of the Trust.


                                   ARTICLE IX
                             TRANSFER OF INTERESTS

          SECTION 9.1. Transfer of Securities. (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

          (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

          (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor, provided that any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

          (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust and each Holder of Securities would not be treated as owning an undivided beneficial interest in the Debentures; and

          (ii) the Trust would be an Investment Company or the transferee would be an Investment Company if the transferee was not an Investment Company before the transfer.

          SECTION 9.2. Transfer of Certificates. The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges which may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration and the documents incorporated by reference herein.

          SECTION 9.3. Deemed Security Holders. The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trustees shall have actual or other notice thereof.

          SECTION 9.4. Book Entry Interests. Unless otherwise specified in the terms of the Preferred Securities, the Preferred Securities Certificates, on original issuance, will be issued in the form of one or more, fully registered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 9.7. Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7:

          (a) the provisions of this Section 9.4 shall be in full force and effect;

          (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration

     (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Preferred Security Beneficial Owners;

          (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this
     Section 9.4 shall control; and

          (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants.

          SECTION 9.5. Notices to Clearing Agency. Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7, the Regular Trustees shall give all such notices and communications specified herein to be given to the Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Preferred Security Beneficial Owners.

          SECTION 9.6. Appointment of Successor Clearing Agency. If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

          SECTION 9.7.  Definitive Preferred Security Certificates.

If:

          (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities and a successor Clearing Agency is not appointed within ninety (9O) days after such discontinuance pursuant to Section 9.6; or

          (b) the Regular Trustees elect, after consultation with the Sponsor, to terminate the book entry system through the Clearing Agency with respect to the Preferred Securities,

then:

          (c) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities; and

          (d) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on, and shall be protected in relying on, such instructions. The Definitive Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Preferred Securities may be listed, or to conform to usage.

          SECTION 9.8.  Mutilated, Destroyed, Lost or Stolen Certificates.  If:

          (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

          (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless,

then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any two Regular Trustees on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                   ARTICLE X
                           LIMITATION OF LIABILITY OF
                   HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

          SECTION 10.1. Liability. (a) Except as expressly set forth in this Declaration, the Debentures, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

          (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

          (ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

          (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

          SECTION 10.2. Exculpation. (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, pursuant to Section 3.9, negligence) or willful misconduct with respect to such acts or omissions.

          (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

          SECTION 10.3. Fiduciary Duty. (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration, subject to any duties or obligations imposed on the Property Trustee under Rule 3a-7, shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

          (b)  Unless otherwise expressly provided herein:

          (i) whenever a conflict of interest exists or arises between an Indemnified Person and Covered Persons; or

          (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

          (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

          (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of, or factors affecting, the Trust or any other Person; or

          (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

          SECTION 10.4. Indemnification. (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim incurred by such

Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, pursuant to Section 3.9, negligence) or willful misconduct with respect to such acts or omissions.

          (b) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 10.4(a). The rights to indemnification set forth herein shall survive the termination of this Declaration.

          SECTION 10.5. Outside Businesses. Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE XI
                                   ACCOUNTING

          SECTION 11.1. Fiscal Year. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

          SECTION 11.2. Certain Accounting Matters. (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees.

          (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

          (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, an annual United States federal income tax information statement, if one is required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within thirty (30) days after the end of each Fiscal Year of the Trust.

          (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

          SECTION 11.3. Banking. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Regular

Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

          SECTION 11.4. Withholding. The Trust and the Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustee(s) shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over with-holding, Holders shall be limited to an action against the applicable jurisdiction. If the amount withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                  ARTICLE XII
                            AMENDMENTS AND MEETINGS

          SECTION 12.1. Amendments. (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may be amended by, and only by, a written instrument approved and executed by the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees); provided, however, that:

          (i) no amendment shall be made, and any such purported amendment shall be void and ineffective:

               (1) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

               (2) unless, in the case of any proposed amendment with affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

               (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

               (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

          (ii) no amendment shall be made, and any such purported amendment shall be void and ineffective, to the extent the result thereof would be to

               (A) cause the Trust not to be characterized for purposes of United States federal income taxation as a grantor trust and each Holder of Securities not to be treated as owning an undivided beneficial interest in the Debentures, as evidenced by an Opinion of Counsel to the effect that such amendment shall not result in the foregoing;

               (B) affect adversely the rights, powers, duties, obligations or immunities of the Property Trustee or the Delaware Trustee; or

               (C) cause the Trust to be deemed to be an Investment Company which is required to be registered under the Investment Company Act;

          (iii) at such time after the Trust has issued any Securities which remain outstanding, any amendment which would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

          (iv) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

          (v) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

          (vi) the rights of the holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

          (b) Notwithstanding Section 12.1(a)(ii), this Declaration may be amended without the consent of the Holders of the Securities to:

          (i)  cure any ambiguity;

          (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

          (iii) to add to the covenants, restrictions or obligations of the Sponsor; and

          (iv) to conform to any change in Rule 3a-7 or written change in interpretation or application of Rule 3a-7 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders.

          SECTION 12.2. Meetings of the Holders of Securities; Action by Written Consent. (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of such class of Holders, if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security Certificates held by the Holders of Securities exercising the right to call a meeting and only those specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

          (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

          (i) Notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least seven (7) days and not more than sixty (60) days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees.

          (ii) Each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation.

          (iii) Each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate.

          (iv) Unless the Business Trust Act, this Declaration, the Trust Indenture Act, the terms of the Securities or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII
                      REPRESENTATIONS OF PROPERTY TRUSTEE

          SECTION 13.1.  Representations and Warranties of Property Trustee.

          [*To be conformed to Underwriting Agreement*]

The Trustee which acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

          (a) The Property Trustee is a Delaware banking association with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

          (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

          (c) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the Articles of Organization or By-Laws of the Property Trustee.

          (d) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Property Trustee of the Declaration.

          (e) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).


                                  ARTICLE XIV
                                 MISCELLANEOUS

          SECTION 14.1. Notices. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

          (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

               COMED FINANCING I
               c/o Commonwealth Edison Company
               10 South Dearborn Street--37th Floor
               Chicago, Illinois 60603
               Attention:  Treasurer

          (b) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

               Wilmington Trust Company
               Rodney Square North
               1100 North Market Street
               Wilmington, Delaware 19890
               Attention:  Corporate Trust Administration

          (c) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust):

               Commonwealth Edison Company
               10 South Dearborn Street--37th Floor
               Chicago, Illinois 60690-0767
               Attention:  Treasurer

          (d) if given to any other Holder, at the address set forth on the books and records of the Trust.

          All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

          SECTION 14.2. Governing Law. This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

          SECTION 14.3. Intention of the Parties. It is the intention of the parties hereto that the Trust not be characterized for United States federal income tax purposes as an association taxable as a corporation or a partnership but rather, the Trust be characterized as a grantor trust or otherwise in a manner that each Holder of Securities be treated as owning an undivided beneficial interest in the Debentures. The provisions of this Declaration shall be interpreted to further this intention of the parties.

          SECTION 14.4. Headings. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

          SECTION 14.5. Successors and Assigns. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

          SECTION 14.6. Partial Enforceability. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

          SECTION 14.7. Counterparts. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

          IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.


                         __________________________
                         John C. Bukovski, as Trustee

                         _________________________
                         Dennis F. O'Brien, as Trustee



                         WILMINGTON TRUST COMPANY,
                         as Trustee


                         By:  _________________________
                              Name:
                              Title:


                         COMMONWEALTH EDISON COMPANY
                         as Sponsor

                         By:  ______________________
                              Name:
                              Title:

EXHIBIT A
TERMS OF SECURITIES

EXHIBIT B
COMMON SECURITIES GUARANTEE

EXHIBIT C
PREFERRED SECURITIES GUARANTEE

EXHIBIT D
SPECIMEN OF DEBENTURE

EXHIBIT E
UNDERWRITING AGREEMENT

                                                                       EXHIBIT A



                                   TERMS OF
                   __% TRUST ORIGINATED PREFERRED SECURITIES
                    __% TRUST ORIGINATED COMMON SECURITIES

          Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of ________, 1995 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus referred to below):


          1.  Designation and Number.

          (a) Preferred Securities. Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $ ____ million ($ ____) and a liquidation amount with respect to the assets of the Trust of $25 per Preferred Security, are hereby designated for the purposes of identification only as "___% Trust Originated Preferred Securities" (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

          (b) Common Securities. Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $ ____ million ($ ____) and a liquidation amount with respect to the assets of the Trust of $25 per Common Security, are hereby designated for the purposes of identification only as "___% Trust Originated Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form attached hereto as Annex II, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

          2. Distributions. (a) Distributions payable on each Security will be fixed at a rate per annum of ____% (the "Coupon Rate") of the stated liquidation amount of $25 per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears will bear interest compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions," as used herein, includes any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period, on the basis of the actual number of days elapsed in such a 90-day quarter.

          (b) Distributions on the Securities will be cumulative, will accrue from ________, 1995 and will be payable quarterly in arrears, on March 31, June 30, September 30, and December 31 of each year, commencing on ________, 1995, except as otherwise described below. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding twenty consecutive quarters (each such period, an "Extension Period") and, as a consequence of such extension, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate, compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period, together with all such previous and further extensions thereof, may not exceed twenty consecutive quarters or extend beyond the maturity of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Preferred Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Preferred Securities will be made as described under the heading "Description of the Preferred Securities -- Book-Entry Only Issuance -- The Depository Trust Company" in the Prospectus dated ________, 1995 (the "Prospectus") of the Trust included in the Registration Statement on Form S-3 of the Sponsor and the Trust. The relevant record dates for the Common Securities, and if the Preferred Securities shall not continue to remain in book-entry-only form, the relevant record dates for the Preferred Securities, shall conform to the rules of any securities exchange on which the securities are listed and, if none, shall be selected by the Regular

Trustees, which dates shall be at least one Business Day but less than 60 Business Days before the relevant payment dates which payment dates correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

          (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

          3. Liquidation Distribution Upon Dissolution. In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Securities on the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities of creditors, an amount equal to the aggregate of the stated liquidation amount of $25 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

          If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

          4.  Redemption and Distribution.  (a)  Upon the   repayment of the
Debentures in whole or in part, whether at maturity or upon acceleration, redemption or otherwise, the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate stated liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price of $25 per Security plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days notice of such redemption except in the case of payments upon maturity.

          (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be as described in
Section 4(f)(ii) below.

          (c) If, at any time, a Tax Event or an Investment Company Event (each as defined below, and each a "Special Event") shall occur and be continuing, the Regular Trustees shall dissolve the Trust and, after satisfaction of creditors, cause Debentures held by the Property Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of[, with an interest rate identical to the Coupon Rate of], and accrued and unpaid interest equal to accrued and unpaid Distributions on and having the same record date for payment as, the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders' interests in the Trust on a Pro Rata basis, within 90 days following the occurrence of such Special Event (the "90 Day Period"), provided however, that in the case of the occurrence of a Tax Event, as a condition of such dissolution and distribution, the Regular Trustees shall have received an opinion from independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of the Debentures and provided further, that, if at the time there is available to the Trust the opportunity to eliminate, within the 90 Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Sponsor, the Trust, the Debenture Issuer or the Holders of the Securities ("Ministerial Action"), the Trust will pursue such Ministerial Action in lieu of dissolution.

          If, in the case of the occurrence of a Tax Event (i) the Debenture Issuer has received an opinion (a "Redemption Tax Opinion") from independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Debenture Issuer would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even if the Debentures were distributed to the Holders of Securities in liquidation of such Holders' interests in the Trust as described in this Section 4(c), or (ii) the Regular Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust, the Debenture Issuer shall have the right, upon not less than 30 nor more than 60 days notice, to redeem the Debentures in whole or in part for cash within 90 days following the occurrence of such Tax Event, and following such redemption, Securities with an aggregate stated liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provided, however, that, if at the time there is available to the Trust the opportunity to eliminate, within such 90 day period, the Tax Event by taking some Ministerial Action, the Trust or the Debenture Issuer will pursue such Ministerial Action in lieu of redemption.

          "Tax Event" means that the Regular Trustees shall have received an opinion from independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that, on or after the date of the Prospectus, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority therefor or therein, or (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after the date of the Prospectus, there is more than an insubstantial risk that (i) the Trust is or will be within 90 days of the date thereof, subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges, or (iii) interest payable by the Debenture Issuer to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes.

          "Investment Company Event" means that the Regular Trustees shall have received an opinion from independent counsel experienced in practice under the Investment Company Act that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940

Act Law becomes effective on or after the date of the Prospectus.

          On and from the date fixed by the Trustees for any distribution of Debentures and dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) The Depository Trust Company (the "Depository") or its nominee (or any successor Clearing Agency or its nominee), as the record Holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and any certificates representing Securities, except for certificates representing Preferred Securities held by the Depository or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

          (d) The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

          (e) If the Debentures are distributed to holders of the Securities, pursuant to the terms of the Indenture, the Debenture Issuer will use its best efforts to have the Debentures listed on the New York Stock Exchange or on such other exchange as the Preferred Securities were listed immediately prior to the distribution of the Debentures.

          (f) Redemption or Distribution Procedures. (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Preferred Securities; provided that if, as a result of such Pro Rata redemption, Clearing Agency Participants would hold fractional interests in the Preferred Securities, the Depository will adjust the amount of the interest of each Clearing Agency Participant to be redeemed to avoid such fractional interests.

          (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then (A) while the Preferred Securities are in book entry only form, with respect to the Preferred Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will deposit irrevocably with the Depository or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Preferred Securities and will give the Depository irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities, and (B) if the Preferred Securities are issued in definitive form, with respect to the Preferred Securities, and with respect to the Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities which have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue, from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

          (iv) Redemption/Distribution Notices shall be sent to (A) in respect of the Preferred Securities, the Depository or its nominee (or any successor Clearing Agency or its nominee) if Global Certificates have been issued or if Definitive Preferred Security Certificates have been issued, to the Holders thereof, and (B) in respect of the Common Securities, to the Holders thereof.

          (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its Affiliates may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

          5. Voting Rights - Preferred Securities. (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

          (b) The Holders of a Majority in liquidation amount of the Preferred Securities, voting separately as a class, may direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, provided, however, that where a consent under the Indenture would require the consent of greater than a majority of the Holders in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures. The Property Trustee shall not take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that, for the purposes of United States federal income tax, the Trust will not be classified as other than a grantor trust on account of such action and that each Holder of the Securities will be treated as owning an undivided beneficial interest in the Debentures on account of such action. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Preferred Securities may, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other Person.

          Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

          Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor, or by any entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

          6.  Voting Rights - Common Securities.  (a)  Except as provided under
Section 6(b) and (c) and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

          (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

          (c) Only after the Event of Default with respect to the Preferred Securities has been cured, waived or otherwise eliminated, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 6.06 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, provided, however, that where a consent under the Indenture would require the consent of a Super Majority, the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures. The Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that, for the purposes of United States federal income tax, the Trust will not be classified as an association taxable as a corporation or a partnership and that each Holder of the Securities will be treated as owning an undivided beneficial interest in the Debentures on account of such action. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other Person.

          Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

          7. Amendments. If any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Trust Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Trust Securities, as a single class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least 66-2/3 in liquidation amount of the Trust Securities affected thereby, provided that a reduction of the aggregate liquidation amount or the distribution rate, or a change in the payment dates or maturities of the Preferred Securities shall not be permitted without the consent of each holder of the Preferred Securities. In the event any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66-2/3 in liquidation amount of such class of Trust Securities.

          8. Pro Rata. A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Indenture has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

          9. Ranking. The Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that when an Event of Default occurs and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

          10. Listing. The Regular Trustees shall use their best efforts to cause the Preferred Securities to be listed for quotation on the New York Stock Exchange, Inc.

          11. Acceptance of Securities Guarantees and Indenture. Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions therein and to the provisions of the Indenture.

          12. No Preemptive Rights. The Holders of the Securities shall have no preemptive rights to subscribe for any additional Securities.

          13.  Miscellaneous.  These terms constitute a part of the Declaration.

          The Sponsor will provide a copy of the Declaration and the Preferred Securities Guarantee to a Holder without charge on written request to the Sponsor at its principal place of business.

                                    Annex I

                     Form of Preferred Security Certificate


          [IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT - This Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depository") or a nominee of the Depository. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security as a whole (except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

          Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

Certificate Number                               Number of Preferred Securities

                                                             CUSIP NO.


                  Certificate Evidencing Preferred Securities
                                       of
                               COMED FINANCING I

                              Preferred Securities
                (Liquidation Amount $25 per Preferred Security)

          COMED FINANCING I, a business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ________ (the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the ____% Trust Originated Preferred Securities (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for

                                    - I-1 -
transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Declaration of Trust of the Trust dated as of ________, 1995, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Exhibit A to the Declaration. Capitalized terms used herein but not defined herein shall have the respective meanings given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Trust will provide a copy of the Declaration and the Preferred Securities Guarantee to the Holder without charge upon written request to the Trust at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance, the Holder agrees to treat the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

          IN WITNESS WHEREOF, the Trust has executed this certificate this ________ day of ________, ________.



                                 _________________________
                                 as Trustee

                                 By:  ____________________


                                 __________________________
                                 as Trustee

                                 _________________________
                                 as Trustee

                          __________________________

                                    - I-2 -

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

_________________________________________________________________

_________________________________________________________________
(Insert assignee's social security or tax identification number)

_________________________________________________________________

_________________________________________________________________
(Insert address and zip code of assignee) and irrevocably appoints

_________________________________________________________________
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:  _________________________

Signature:  ____________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate.)

                                    - I-3 -

                                    Annex II
                      Form of Common Security Certificate


Certificate Number                                   Number of Common Securities

                    Certificate Evidencing Common Securities
                                       of
                               COMED FINANCING I

                               Common Securities
                  (Liquidation Amount $25 per Common Security)


          COMED FINANCING I, a business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that _____ (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the ____% Trust Originated Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Declaration of Trust of the Trust dated as of ________, 1995, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Exhibit A to the Declaration. Capitalized terms used herein but not defined herein shall have the respective meanings given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Trust will provide a copy of the Declaration and the Common Securities Guarantee to the Holder without charge upon written request to the Trust at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance, the Holder agrees to treat the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

                                    - II-1 -

          IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of ________, ________.



                                 _______________________________
                                 as Trustee

                                 By:  __________________________


                                 _______________________________
                                 as Trustee

                                 _______________________________
                                 as Trustee

                        ______________________________


                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

_________________________________________________________________

_________________________________________________________________
(Insert assignee's social security or tax identification number)

_________________________________________________________________

_________________________________________________________________
(Insert address and zip code of assignee) and irrevocably appoints

_________________________________________________________________
agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:  _________________________

Signature:  ____________________
(Sign exactly as your name appears on the other side of this Common Security Certificate.)

                                    - II-2 -

                                                                       EXHIBIT B
                     =====================================


                     COMMON SECURITIES GUARANTEE AGREEMENT


                               ComEd Financing I


                           Dated as of ________, 1995


                     =====================================

                     COMMON SECURITIES GUARANTEE AGREEMENT


          THIS COMMON SECURITIES GUARANTEE AGREEMENT (this "Guarantee Agreement"), dated as of ________, 1995, is executed and delivered by COMMONWEALTH EDISON COMPANY, an Illinois corporation (the "Guarantor"), for the benefit of the Holders (as defined herein) from time to time of the Common Securities (as defined in the Declaration) of ComEd Financing I, a Delaware business trust (the "Issuer").


                              W I T N E S S E T H:

          WHEREAS, pursuant to an Amended and Restated Declaration of Trust (the "Declaration"), dated as of _______, 1995, among the Trustees of the Issuer named therein, the Guarantor as Sponsor and the holders from time to time of undivided beneficial interests in the assets of the Issuer, the Issuer is
issuing on the date hereof $[          ] aggregate stated liquidation amount of
Common Securities designated the ________% Trust Originated Common Securities (the "Common Securities"); and

          WHEREAS, as incentive for the Holders to purchase the Common Securities, the Guarantor desires irrevocably and unconditionally to agree, to the extent set forth in this Guarantee Agreement, to pay to the Holders of the Common Securities the Guarantee Payments (as defined herein) and to make certain other payments on the terms and conditions set forth herein; and

          WHEREAS, the Guarantor is also executing and delivering a guarantee agreement (the "Preferred Securities Guarantee") in substantially identical terms to this Guarantee Agreement for the benefit of the holders of the Preferred Securities, except that if an Event of Default (as defined in the Indenture), has occurred and is continuing, the rights of Holders of the Common Securities to receive Guarantee Payments under this Guarantee Agreement are subordinated to the rights of holders of Preferred Securities to receive guarantee payments under the Preferred Securities Guarantee Agreement;

          NOW, THEREFORE, in consideration of the purchase by each Holder of Common Securities, which purchase the Guarantor hereby agrees shall benefit the Guarantor, the Guarantor executes and delivers this Guarantee Agreement for the benefit of the Holders.


                                   ARTICLE I
                         DEFINITIONS AND INTERPRETATION

          Section 1.1. Definitions. In this Guarantee Agreement, unless the context otherwise requires, the terms set forth below shall have the following meanings. Terms defined in the Declara-tion as at the date of execution of this Guarantee Agreement have the same meaning when used in this Guarantee Agreement unless otherwise defined in this Guarantee Agreement.

          "Guarantee Payments" shall mean the following payments or distributions, without duplication, with respect to the Common Securities, to the extent not paid or made by the Issuer: (i) any accrued and unpaid Distributions that are required to be paid on such Common Securities to the extent the Issuer shall have funds available therefor, (ii) the redemption price, including all accrued and unpaid Distributions to the date of redemption (the "Redemption Price") to the extent the Issuer has funds available therefor, with respect to any Common Securities called for redemption by the Issuer, and (iii) upon a voluntary or involuntary dissolution, winding-up or termination of the Issuer (other than in connection with the distribution of Debentures to the Holders in exchange for Common Securities as provided in the Declaration), the lesser of (a) the aggregate of the liquidation amount and all accrued and unpaid Distributions on the Common Securities to the date of payment, and (b) the amount of assets of the Issuer remaining available for distribution to Holders in liquidation of the Issuer (in either case, the "Liquidation Distribution"). If an Event of Default (as defined in the Indenture) has occurred and is continuing, the rights of Holders of the Preferred Securities to receive Guarantee Payments under this Guarantee Agreement are subordinated to the rights of holders of Preferred Securities to receive guarantee payments under the Preferred Securities Guarantee.

          "Holder" shall mean any holder, as registered on the books and records of the Issuer, of any Common Securities.

          Section 1.2. Interpretation. Each definition in this Guarantee Agreement includes the singular and the plural, and references to the neuter gender include the masculine and feminine where appropriate. Terms which relate to accounting matters shall be interpreted in accordance with generally accepted accounting principles in effect from time to time. References to any statute mean such statute as amended at the time and include any successor legislation. The word "or" is not exclusive, and the words "herein," "hereof" and "hereunder" refer to this Guarantee Agreement as a whole. The headings to the Articles and Sections are for convenience of reference and shall not affect the meaning or interpretation of this Guarantee Agreement. References to Articles and Sections mean the Articles and Sections of this Guarantee Agreement unless otherwise specified.

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

                                  ARTICLE II
                                  GUARANTEE

          Section 2.1. Guarantee. The Guarantor irrevocably and unconditionally agrees to pay in full to the Holders the Guarantee Payments (without duplication of amounts theretofore paid by the Issuer), as and when due, regardless of any defense, right of set-off or counterclaim that the Issuer may have or assert. The Guarantor's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holders or by causing the Issuer to pay such amounts to the Holders.

          Section 2.2. Waiver of Notice and Demand. The Guarantor hereby waives notice of acceptance of this Guarantee Agreement and of any liability to which it applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Issuer or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

          Section 2.3. Obligations Not Affected. The obligations, covenants, agreements and duties of the Guarantor under this Guarantee Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

          (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Issuer of any express or implied agreement, covenant, term or condition relating to the Common Securities to be performed or observed by the Issuer;

          (b) the extension of time for the payment by the Issuer of all or any portion of the Distributions, Redemption Price, Liquidation Distribution or any other sums payable under the terms of the Common Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Common Securities (other than an extension of time for payment of Distributions, Redemption Price, Liquidation Distribution or other sum payable that results from the extension of any interest payment period on the Debentures or any extension of the maturity date of the Debentures permitted by the Indenture);

          (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Common Securities, or any action on the part of the Issuer granting indulgence or extension of any kind;

          (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Issuer or any of the assets of the Issuer;

          (e) any invalidity of, or defect or deficiency in, the Common Securities;

          (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

          (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this Section 2.3 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

There shall be no obligation of the Holders to give notice to, or obtain consent of, the Guarantor with respect to the occurrence of any of the foregoing.

          Section 2.4. Rights of Holders. The Guarantor expressly acknowledges that any Holder of Common Securities may institute a legal proceeding directly against the Guarantor to enforce its rights under this Guarantee Agreement, without first instituting a legal proceeding against the Issuer or any other Person.

          Section 2.5. Guarantee of Payment. This Guarantee Agreement creates a guarantee of payment and not of collection.

          Section 2.6. Subrogation. The Guarantor shall be subrogated to all (if any) rights of the Holders of Common Securities against the Issuer in respect of any amounts paid to such Holders by the Guarantor under this Guarantee Agreement; provided, however, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights that it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Guarantee Agreement, if, at the time of any such payment, any amounts are due and unpaid under this Guarantee Agreement. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.

          Section 2.7. Independent Obligations. The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Issuer with respect to the Common Securities, and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Guarantee Agreement notwithstanding the occurrence of any event referred to in subsections (a) through (g), inclusive, of Section 2.3 hereof.


                                  ARTICLE III
                   LIMITATION OF TRANSACTIONS; SUBORDINATION

          Section 3.1. Limitation of Transactions. So long as any Common Securities remain outstanding, if (i) the Guarantor shall be in default with respect to its Guarantee Payments or other obligations hereunder, or (ii) there shall have occurred any event of default under the Declaration, then (a) the Guarantor shall not, and shall cause any subsidiary of the Guarantor which is not a wholly-owned subsidiary of the Guarantor not to, declare or pay any dividend on, or make any distribution with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock or the capital stock of any such subsidiary, and (b) the Guarantor shall not make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Guarantor which rank pari passu with or junior to the Debentures.

          Section 3.2. Ranking. This Guarantee Agreement will constitute an unsecured obligation of the Guarantor and will rank (i) subordinate and junior in right of payment to all other liabilities of the Guarantor, (ii) pari passu with the most senior preferred or preference stock now or hereafter issued by the Guarantor and with any guarantee now or hereafter entered into by the Guarantor in respect of any preferred or preference stock of any Affiliate of the Guarantor, and (iii) senior to the Guarantor's common stock.


                                   ARTICLE IV
                                  TERMINATION

          Section 4.1.   Termination.  This Guarantee Agreement shall terminate
(i) upon full payment of the Redemption Price of all Common Securities, (ii) upon the distribution of the Debentures to the Holders of all of the Common Securities or (iii) upon full payment of the amounts payable in accordance with the Declaration upon liquidation of the Issuer. Notwithstanding the foregoing, this Guarantee Agreement will continue to be effective or will be reinstated, as the case may be, if at any time any Holder of Common Securities must restore payment of any sums paid under the Common Securities or under this Guarantee Agreement.

                                 ARTICLE V
                               MISCELLANEOUS

          Section 5.1. Successors and Assigns. All guarantees and agreements contained in this Guarantee Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of the Common Securities then outstanding.

          Section 5.2. Amendments. Except with respect to any changes which do not adversely affect the rights of Holders (in which case, no consent of Holders will be required), this Guarantee Agreement may only be amended with the prior approval of the Holders of at least 66-2/3% in liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all the outstanding Common Securities. The provisions of
Section 12.2 of the Declaration with respect to meetings of Holders of the Securities apply to the giving of such approval.

          Section 5.3. Notices. All notices provided for in this Guarantee Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

          (a) if given to the Issuer, in care of the Regular Trustees at the Issuer's mailing address set forth below (or such other address as the Issuer may give notice of to the Holders of the Common Securities):

               ComEd Financing I
               c/o Commonwealth Edison Company
               10 South Dearborn Street - 37th Floor
               Chicago, Illinois  60697-0767
               Attention:  Treasurer

          (b) if given to the Guarantor, at the Guarantor's mailing address set forth below (or such other address as the Guarantor may give notice of to the Holders of the Common Securities):

               Commonwealth Edison Company
               10 South Dearborn Street - 37th Floor
               Chicago, Illinois  60697-0767
               Attention:  Treasurer

          (c) if given to any Holder of Common Securities, at the address set forth on the books and records of the Issuer.

All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

          Section 5.4. Benefit. This Guarantee Agreement is solely for the benefit of the Holders and is not separately transferable from the Common Securities.

          Section 5.5. Governing Law. THIS GUARANTEE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          THIS GUARANTEE AGREEMENT is executed as of the day and year first above written.

                                 COMMONWEALTH EDISON COMPANY



                                 By: ____________________________
                                     Name:
                                     Title:


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